UNITED STATES SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2011
INTERCONTINENTALEXCHANGE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32671	58-2555670
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

2100 RiverEdge Parkway, Suite 500, Atlanta, Georgia 30328
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

IntercontinentalExchange, Inc., a Delaware corporation (“ICE”), entered into separate Share Purchase Agreements dated as of July 13, 2011 with affiliates of Advent International Corporation (“Advent”) and Itaú Unibanco Holding S.A. (“Itaú”) (the “Share Purchase Agreements”) pursuant to which ICE Overseas Limited (“ICE Acquisition Subsidiary”), which has been organized under the laws of the United Kingdom as a wholly-owned subsidiary of ICE, will pay approximately $512 million to acquire 12.4% of the issued and outstanding common shares of CETIP S.A. (“CETIP”).  CETIP is a Brazilian publicly traded company and is Brazil’s largest clearing house, as well as the leading operator of registration and custodial services for securities, fixed-income bonds and OTC derivatives.  ICE will acquire approximately (a) 9.9% of the issued and outstanding common shares of CETIP from affiliated entities of Advent, and (b) 2.5% of the issued and outstanding common shares of CETIP from affiliated entities of Itaú (collectively, the “Acquisition”).  The transaction is expected to close on July 15, 2011.

ICE is funding the Acquisition by using $302 million from ICE’s cash on hand and $210 million drawn under its Credit Agreement dated as of March 31, 2010 by and among ICE, Wells Fargo Bank, National Association, as administrative agent, Bank of America, N.A., as syndication agent, and the other lenders named therein, as amended.  Subject to a vote at the next CETIP general shareholders meeting, ICE intends to appoint a representative to Cetip’s Board of Directors.

The Share Purchase Agreements are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2.  A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.  The Share Purchase Agreements and press release are incorporated herein by reference and the foregoing description of the Share Purchase Agreements is not purported to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the text of the Share Purchase Agreements and press release.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

10.1	Share Purchase Agreement dated as of July 13, 2011 between ICE Overseas Limited and Fundo de Investimento em Participacoes – Advent de Participacoes for the Advent shares.

10.2
Form of Share Purchase Agreement dated as of July 13, 2011 between ICE Overseas Limited and each of Banco Itaú BBA S/A; Itaú Unibanco Holdings S/A; Banco Itauleasing S/A; BFB Leasing S/A Arrendamento Mercantil; Hipercard Banco Múltiplo S/A; and Banco Itaucard S/A for the Itaú shares.

99.1	Press Release dated as of July 14, 2011.

Forward-Looking Statements – Certain statements in this Current Report on Form 8-K may contain forward-looking information regarding IntercontinentalExchange’s business that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those set forth in the forward-looking statement. For a discussion of such risks and uncertainties, see the Company’s Securities and Exchange Commission filings, including, but not limited to, the risk factors in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 as filed with the Securities and Exchange Commission on February 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

INTERCONTINENTALEXCHANGE, INC.

Date: July 14, 2011	By:	/s/ Scott A. Hill
Scott A. Hill
Senior Vice President and Chief Financial Officer

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